1125 17th Street, Suite 2310 Denver, Colorado 80202 303.991.5070
www.stormcatenergy.com
AMEX: SCU І TSX: SME
Investor Relations Contact: William Kent will@stormcatenergy.com
HOWARD WEIL
36TH ANNUAL ENERGY CONFERENCE
APRIL 6-10, 2008

AMEX: SCU | TSX: SME

This presentation contains certain “forward-looking statements”, as defined in the United States Private Securities
Litigation Reform Act of 1995, and within the meaning of Canadian securities legislation, relating to matters such as the
Company’s drilling and other exploration plans and projected well economics. Forward-looking statements are statements that are not historical facts; they are generally, but not always, identified by the words “expects,” “plans,”
“anticipates,” “believes,” “intends,” “estimates,” ”projects,” “aims,” “potential,” “goal,” “objective,” “prospective,” and similar expressions, or that events or conditions “will,” “would,” “may,” “can,” “could” or “should” occur. Forward-looking statements are based on the beliefs, estimates and opinions of Storm Cat’s management on the date the statements are made; including production and reserve estimates, and potential benefits to Storm Cat of such acquisitions, and they involve a number of risks and uncertainties. Consequently, there can be no assurances that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Storm Cat undertakes no obligation to update these forward-looking statements if management’s beliefs, estimates or opinions, or other factors, should change. Factors that could cause future results to differ materially from those anticipated in these forward-looking statements include, but are not limited to receipt of necessary approval from regulatory bodies, the failure to achieve the anticipated benefits of the acquisition, the failure to close the acquisition, the volatility of natural gas prices, the possibility that exploration efforts will not yield economically recoverable quantities of gas, accidents and other risks associated with gas exploration and development operations, the risk that the Company will encounter unanticipated geological factors, the Company’s need for and ability to obtain additional financing, the possibility that the Company may not be able to secure permitting and other governmental clearances necessary to carry out the Company’s exploration and development plans, and the other risk factors discussed in greater detail in the Company’s various filings on SEDAR (www.sedar.com) with Canadian securities regulators and its filings with the U.S. Securities and Exchange Commission (www.sec.gov), including the Company’s Form 10-K for the fiscal year ended December 31, 2007.
 Forward-Looking Statements

AMEX: SCU | TSX: SME
Powder River Basin
• Coal Bed Natural Gas
• 99% of Current Production
• 73 Bcf 4P Resource
• 40.1 Bcf Proved Reserves (12/31/07)

 Storm Cat Today
• Unconventional Resource Player
 –  Shale & Coal Bed Natural Gas
 –  2.1 Tcf of Recoverable Resource Potential
 –  Multi Year Drilling Inventory
 –  Exponential Upside
Three Core Resources
Fayetteville Shale
• Shale Gas
• Production commences 4/08
• 400 Bcf 4P Resource
• 4.4 Bcf Proved Reserves (12/31/07)
Elk Valley, B.C.
• Coal Bed Natural Gas
• Pilot Production - no sales
• 1,645 Bcf 4P Resource
• 7.7 Tcf documented gas in place

AMEX: SCU | TSX: SME
Undervalued Stock Price

1. $5,000/acre based on recent leasing transactions; recent Fayetteville acquisitions priced at $12,000 -
 $14,000 per acre; NAV based on $10,000/acre = $2.83/share
2. On a fully diluted basis NAV is $1.44/share; fully diluted NAV using $10,000/acre in Fayetteville is
 $2.14 /share

AMEX: SCU | TSX: SME

 Solid Reserve Growth
• 78% increase YOY increase in proved reserves
• 208% increase YOY in PV-10
• Reserve replacement ratio of 718%

AMEX: SCU | TSX: SME

 Significant Net Production Growth
Note: Volumes shown are wellhead production. To convert to sales point volumes in MMbtu, deduct 12% for fuel and 3.5% for btu adjustment.

AMEX: SCU | TSX: SME

LAND POSITION
• 51,951 Gross Acres
• 35,345 Net Acres
WELLS
• 435 Total
 Ш 384 Operated
 Ш 51 Non-Operated
• 424 Producing
DAILY PRODUCTION (3/17/08)
• 21.5 mmcf/d Gross
• 12.2 mmcf/d Net
PROVED RESERVES
• 40.1 BCF 12/31/07 SEC
• YE 2007 PV 10: $92.2 MM
2008 CAPEX
• $20.0 MM
• 126 wells
 Powder River Basin

AMEX: SCU | TSX: SME

 PRB Production Growth
• PRB Net Reserves YE 2006 to YE 2007:
 - Increased from 25.0 BCF to 40.1 BCF (P1)
• PRB Net Daily Exit Rate Production 2006 to 2007:
 - Increased from 8 MMcf/d to 12 MMcf/d

AMEX: SCU | TSX: SME

Approximately 14,000 net undeveloped acres
 PRB Acquisition Acreage

AMEX: SCU | TSX: SME
What the PRB Acquisition Adds

• 14,000 net undeveloped acres
• 175 net drilling locations
• Almost doubles reserve potential in PRB
 • Adds 56 net Bcf (unrisked) reserve potential
 • Adds 45 net Bcf (risked) reserve potential
• Extends developmental drilling activity
 through 2011

AMEX: SCU | TSX: SME
 PRB Economics
PARAMETER
RISKED
UNRISKED
Well Cost
$185M
$185M
Gross Reserves
182 Mmcf
246 Mmcf
Net Reserves
146 Mmcf
197 Mmcf
PV10
$200M
$335M
ROR
60%
82%
F&D
$1.27/Mcf
$0.94/Mcf
Remaining
Locations
250
250
Potential &
Remaining Reserves
58 Bcf
73 Bcf
PRB Acquisition
Potential Reserves
45 Bcf
56 Bcf
Potential &
Remaining Reserves
Including Acquisition
103 Bcf
129 Bcf

AMEX: SCU | TSX: SME

 Fayetteville Shale
LAND POSITION
•  24,178 Gross Acres
•  18,265 Net Acres
WELLS
•  24 Total
 Ш 8 Operated
 Ш 16 Non-Operated
•  8 Producing (all non-op)
DAILY PRODUCTION
•  0.3 mmcf/d Net
PROVED RESERVES
•  4.4 Bcf 12/31/07 SEC
• YE 2007 PV 10: $6.2 MM
CURRENT STATUS
• Pipeline construction
 completed; initial start-up
 underway
• 3 Wells drilled, completed and
 awaiting pipeline sales
2008 CAPEX
•  $16.0 MM
•  12 gross / 8 net wells

AMEX: SCU | TSX: SME
 Well Positioned for Growth

AMEX: SCU | TSX: SME
 Fayetteville 2008 Program
• 12 gross / 8 net wells planned
• 5 wells of 2008 program
 already spudded
• Utilizing two rigs
 – spudder rig
 – directional rig
• Estimate 15 days spud to TD
• 3,250’ lateral length
• $2.1 - $2.4 MM per well

AMEX: SCU | TSX: SME
 Fayetteville Pipeline Update

• Low pressure system complete
• High pressure lateral complete
• Ozark pipeline tap in place
• Pipeline start-up operations
 underway
• Anticipate fully operational mid-
 April, 2008
• Capacity of ~100 MMcf/d

Lower Fayetteville Shale
Hindsville Sandstone
Upper Fayetteville Shale
Extended Flow Test
▪ IP = 1,750 MCFD
▪ 2 week production
average: 1,200 MCFD
Scotland Field
▪ IP’s ranging from
0.5 - 2.9 MMCFD

AMEX: SCU | TSX: SME
 Fayetteville Horizontal Well Performance

AMEX: SCU | TSX: SME
 Fayetteville Horizontal Well Performance

AMEX: SCU | TSX: SME

 Fayetteville Economics
PARAMETER
RISKED
UNRISKED
Well Cost
$2,150M
$2,150M
Gross Reserves
1.260 Bcf
2.050 Bcf
Net Reserves
1.008 Bcf
1.641 Bcf
PV10
$1,402M
$2,529M
ROR
36%
49%
F&D
$2.13/Mcf
$1.31/Mcf
Locations
125
250
Potential Reserves
125 Bcf
400 Bcf

AMEX: SCU | TSX: SME

 Elk Valley, B.C.
LAND POSITION
• 76,690 Gross & Net Acres
WELLS
• 24 Total Wells
• 9 Currently Producing
• All Operated
2008 CAPEX
• $1.0 MM
• Continue dewatering /
 evaluation
Gas Pipeline
To U.S.
Elk Valley
UNITED STATES

AMEX: SCU | TSX: SME

 Elk Valley Aggregate Production
Wells offline for work-over
and equipment upgrade

AMEX: SCU | TSX: SME
 Encouraged By Water & Gas Rates
Normalized Data w/o Well Downtime

AMEX: SCU | TSX: SME
 A-84 Performance

AC-85 Economics (BFIT):
Well Cost: $1,000M
Net Reserves: 0.837 Bcf
ROR: 39%
F&D Costs: $1.19/mcf
10%PW: $1,035M

AMEX: SCU | TSX: SME
 Unrealized Up Side
• Goal to drill wells with economics and
 repeatability better than the A-C85
• Apply tight gas reservoir learning curve to tight
 coals
 – Shales - Barnett & Fayetteville
 – Tight Gas - Pinedale & Jonah - Wyoming
• Fracture stimulation using tight reservoir
 completion techniques appears effective
• Ongoing efforts to lower fluid levels in wellbores
• Third party pipeline discussions underway

AMEX: SCU | TSX: SME

 Elk Valley Economics
PARAMETER
RISKED
UNRISKED
Well Cost
$1,000M
$1,000M
Gross Reserves
2.561 Bcf
3.870 Bcf
Net Reserves
2.178 Bcf
3.290 Bcf
PV10
$4,354M
$5,917M
ROR
100%+
100%+
F&D
$0.46/mcf
$0.30/mcf
Locations
250
500
Potential
Reserves
550 Bcf
1,645 Bcf

AMEX: SCU | TSX: SME
 Long Term Growth Potential
• Current discount to NAV
• Leverage to the Fayetteville
• Predictable, repeatable
 asset value growth in the
 Powder River Basin
• Significant Elk Valley upside
 opportunity
• $38.2 MM 2008 capital
 budget

STORM CAT TOTALS
(W/O PRB ACQUISITION)
PARAMETER
RISKED
UNRISKED
ROR RANGE
36% - 100%+
49% - 100%+
F&D RANGE
$0.46 -
$2.13/Mcf
$0.30 -
$1.31/Mcf
LOCATIONS
625
1,000
POTENTIAL
RESERVES
733 Bcf
2,118 Bcf

APPENDIX

AMEX: SCU | TSX: SME

Reserves:
▪ Year End 2007 Proved Reserves(a)  44.5 Bcf
Current Shares Outstanding  81.1 million
Fully Diluted Shares Outstanding(b)  130.4 million
Market Capitalization(c)   $56.8 million
Credit Facility(d)    $50.0 million drawn
Convertible Debt(e)    $50.0 million due 2012
Enterprise Value    $156.8 million
(a) Powder River Basin & Fayetteville Shale reserves as of 12/31/2007, Netherland, Sewell & Associates, Inc, YE 2007 PV 10: $98.4 MM
(b) Assumes conversion of convertible debt and exercise of all outstanding warrants and options
(c) Market Cap based on April 1, 2008 closing price of $0.70
(d) Amount drawn as of 4/1/08; current borrowing base of $55.0 million
(e) Convertible at $1.17; force convert at $2.05
 Key Statistics

AMEX: SCU | TSX: SME

 Hedging Summary
PERCENT HEDGED
WEIGHTED AVERAGE HEDGE PRICE

AMEX: SCU | TSX: SME

     Year End 2007 Reserves

AMEX: SCU | TSX: SME

 Powder River Basin Well Economics

AMEX: SCU | TSX: SME

 Fayetteville Shale Well Economics

AMEX: SCU | TSX: SME

 Elk Valley Well Economics